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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                         January 24, 2001

                      SOVEREIGN BANCORP, INC.
      (Exact name of registrant as specified in its charter)

   Pennsylvania             0-16533               23-2453088
------------------        -----------            -------------
(State or other           (Commission            (IRS Employer
 jurisdiction of)          File Number)           Ident. No.)
 incorporation

    2000 Market Street, Philadelphia Pennsylvania     19103
    ---------------------------------------------  ----------
      (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code
                         (215) 557-4630

                                N/A
          --------------------------------------------
  (Former name or former address, if changed since last report.)






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Item 5.  Other Events.

     The Company's press release, dated January 24, 2001, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

       (a)  Exhibits.

            The following exhibit is filed herewith:

            99.1  Press Release, dated January 24, 2001, of
            Sovereign Bancorp, Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOVEREIGN BANCORP, INC.

Dated:  January 25, 2001           /s/ Mark R. McCollom
                                   Mark R. McCollom,
                                   Senior Vice President and
                                   Chief Accounting Officer



                          EXHIBIT INDEX

Exhibit
Number
--------

99.1     Press Release, dated January 24, 2001, of Sovereign
         Bancorp, Inc.